UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2023

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Court Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 8.01	Other Events.

On December 9, 2022, Focus Universal Inc. (the “Company”) entered into an At the Market Sales Agreement (the “Sales Agreement”) with Sutter Securities, Inc., as agent (the “Agent”), relating to the offer and sales of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). In accordance with the terms of the Sales Agreement, the Company initially authorized the offer and sale of up to $25,000,000 of the Company’s Common Stock from time to time in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Offering”) pursuant to a prospectus supplement dated December 9, 2022 (the “Prospectus Supplement”) to its registration statement on Form S-3 (File No. 333-260180) (the “Registration Statement”), filed by the Company under Rule 424(b)(5). On February 28, 2023, the Company and the Agent agreed to reduce the aggregate gross sales price of the shares of the Company’s Common Stock that may be sold under the Sales Agreement from $25,000,000 to $1,000,000 (the “ATM Offering Size Reduction”). Except for the ATM Offering Size Reduction, the terms of the ATM Offering remain unchanged, and the Sales Agreement remains in full force and effect.

On March 1, 2023, the Company filed supplement no. 1 to the Prospectus Supplement with the Securities and Exchange Commission (the “Supplement to the Prospectus Supplement”) in connection with the ATM Offering Size Reduction. The offer and sale of the Company’s Common Stock under the Sales Agreement will be made pursuant to the Company’s Registration Statement filed with the SEC on October 8, 2021 and declared effective on November 16, 2021, as supplemented by the Prospectus Supplement and the Supplement to the Prospectus Supplement. As of the date of the Supplement to the Prospectus Supplement, no shares of the Company’s Common Stock have been sold pursuant to the ATM Offering.

The Shares will be sold pursuant to the Registration Statement, and offerings of the Company’s Common Stock will be made only by means of the Prospectus Supplement, the Supplement to the Prospectus Supplement and the prospectus dated November 16, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL, INC.

Date: March 1, 2023	By:	/s/ Desheng Wang
	Name:	Desheng Wang
	Title:	Chief Executive Officer

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